Exhibit 10.1

FIRST NOTE MODIFICATION AGREEMENT

This FIRST NOTE MODIFICATION AGREEMENT (this “Modification”) dated as of March 30, 2009 between 57 AVIATION SERVICES, LLC, a Delaware limited liability company, having an address for notices at 9 West 57th Street, 39th Floor, New York, New York 10019 (the “Borrower”), and CITICORP USA, INC., a Delaware corporation, having an office at 31 West 52nd Street, 24th Floor, New York, New York 10019, as lender, (the “Lender”).

W I T N E S S E T H

WHEREAS, Borrower has executed and delivered to Lender that certain Promissory Note dated May 30, 2008 in the original principal amount of $16,763,718.53 (the “Note”); and

WHEREAS, Borrower and Lender have agreed to amend the Note to (i) modify the interest rate, (ii) modify the covenant regarding Capital Under Management and (iii) to modify certain other terms and provisions of the Note;

WHEREAS, Borrower has simultaneously with the execution of this Modification made a deposit of $2,008,718.00 (the “Cash Collateral Deposit”) to account #            maintained at Citibank, N.A., in order to achieve compliance with loan to value covenant contained in Section VII of the Note; and

WHEREAS, the Borrower and Lender desire to and do hereby modify the Note in the manner set forth herein.

NOW THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Borrower and Lender agree as follows:

1. Recitals. The recitals set forth above are true and correct and are hereby incorporated into this Modification.

2. Amendment. Upon execution of this Modification by Borrower and Lender:

(a) The first full paragraph of Section II of the Note entitled “Interest Rate” is hereby amended and restated as follows:

“II. Interest Rate. The undersigned promises to pay interest on the outstanding principal amount hereunder monthly on the last Business Day of each month (in arrears) at an interest rate (the “Applicable Interest Rate”) (a) prior to the Fixed Rate Conversion Effective Date (defined below), (i) if the undersigned has elected a rate of interest determined by reference to the LIBOR Rate (as defined below) to apply to the Loan (or portion thereof), equal, at all times during each Interest Period (as described below) therefor, to two and thirty-five hundredths percent (2.35%) per annum above the LIBOR Rate for such Interest Period or (ii) if the undersigned has elected a rate of interest determined by reference to the Base Rate (as defined below) to apply to the Loan (or portion thereof), equal at all times to the Base Rate, (b) from and including the Fixed Rate Conversion Effective Date, if a Fixed Rate Conversion occurs, to but excluding the Maturity Date, the Fixed Rate, or (c) as otherwise determined in accordance with paragraph III below.”

(b) Section III(A) of the Note entitled “Prepayments, Payments Before End of Interest Period” is hereby amended and restated as follows:

“A. Prepayments, Payments Before End of Interest Period. The undersigned shall have the right to prepay this Note without premium or penalty, in whole or in part (provided, however, if prepaid in part the amount of the partial prepayment shall be in an amount not less than $100,000.00) (i) in the case of the Loan (or portion thereof) which accrues interest at the Base Rate, upon one (1) Business Day’s notice to the Lender, (ii) in the case of the Loan (or portion thereof) which accrues interest at the LIBOR Rate, on, and only on, the last day of an Interest Period, with, in each case, accrued interest to the date of such prepayment on the amount prepaid, and (iii) to the extent that the Loan is accruing interest at the Fixed Rate, upon not less than five (5) Business Day’s prior written notice (the “Fixed Rate Prepayment Notice”) to Lender specifying the date on which prepayment is to be made (the “Fixed Rate Prepayment Date”) and the principal amount of any such prepayment (the “Fixed Rate Prepayment Amount”). Amounts repaid or prepaid may NOT be reborrowed under this Note.

If the undersigned repays or prepays this Note (or part thereof) which is then accruing interest at the LIBOR Rate on a day other than the last day of an Interest Period, then, in addition to the interest otherwise due and payable (including any interest accrued at the Overdue Rate), the undersigned shall pay to the Lender an amount equal to the positive difference, if any, between (i) the amount of interest that would accrue on such amount prepaid or repaid for the remainder of such Interest Period at the LIBOR Rate set for such Interest Period (such amount, the “LIBOR Breakage Fee”), and (ii) the amount of interest that would accrue on such amount prepaid or repaid for the remainder of such Interest Period at the Market Rate (as defined below). The term “Market Rate” means the rate of interest per annum at which deposits in United States dollars are offered on Reuters Screen LIBOR 01 (or such replacement page or service as may be appropriate), to prime banks in the London interbank market at 11:00 a.m. (London time) two (2) Business Days before the date of payment of the principal amount prepaid in an amount substantially equal to the amount of such prepayment and for a deposit period comparable to the remaining Interest Period, as determined by the Lender in its sole discretion.

If the undersigned repays or prepays this Note which is then accruing interest at the Fixed Rate, the undersigned shall pay (a) the Fixed Rate

Prepayment Amount, (b) interest accrued and unpaid on the Fixed Rate Prepayment Amount through and including the Fixed Rate Prepayment Date, (c) all other unpaid indebtedness evidenced hereby and (d) a premium (the “Fixed Rate Prepayment Premium”) as liquidated damages and not as a penalty, equal to the present value of the (x) the amount of interest that would have accrued on the Fixed Rate Prepayment Amount for the remainder of the term of this Note, at the Fixed Rate minus (y) the amount of interest that would have accrued on the Fixed Rate Prepayment Amount during the remainder of the term of this Note, at the Current Market Rate (as hereinafter defined) plus 2.35%. For the purposes hereof, “Current Market Rate” shall mean the Market Rate as determined for a period equal to the remaining term of the Note and if no Reuters Screen Rate 01 is available for such period, then the Treasury Rate (as hereinafter defined) shall be used for such period). The term “Treasury Rate” shall mean, as of the applicable Fixed Rate Prepayment Date, the yield to maturity as of such Fixed Rate Prepayment Date of United States Treasury securities with a constant maturity (as complied and published in the most recent Federal Reserve Statistical Release H.15 (519) that has become publicly available at least two (2) Business Days prior to such Fixed Rate Prepayment Date (or, if such Statistical Release is no longer published, any publicly available source of similar market data)) most equal to the period from such Fixed Rate Prepayment Date to the remainder of the term of this Note. For the purposes hereof, “present value” calculation shall use the Current Market Rate plus .50% as the discount rate and shall be calculated as if each installment of the principal balance had been made during the remaining term of this Note.

If any Fixed Rate Prepayment Notice is given, the entire Fixed Rate Prepayment Amount specified therein (together with the applicable Fixed Rate Prepayment Premium, if any) shall be due and payable on the Fixed Rate Prepayment Date set forth therein. Any partial prepayment made hereunder shall be applied against the principal balance in inverse order of maturity (i.e., so as to reduce the final payments of principal due and owing hereunder and not result in any reduction in or deferment of the monthly payments of principal due and owing hereunder).

Payment of the entire outstanding principal balance following an acceleration of the same shall be deemed to be a voluntary prepayment to which the LIBOR Breakage and/or the Fixed Rate Prepayment Premium, as the case may be, shall be applicable.”

(c) Section VII of the Note entitled “Mandatory Prepayments” is hereby amended and restated as follows:

“VII. Mandatory Prepayments. Furthermore, the undersigned agrees that should the outstanding principal balance of the Loan at any time exceed the amount which is equal to 65% of the collective fair market value of the Gulfstream Aerospace Model G-IV-SP Aircraft bearing manufacturer’s serial number 1460 and U.S. Registration Mark N326JD held as security under the Mortgage (the “Aircraft”), as determined by the Lender pursuant to an appraisal obtained by it, at the sole cost and expense of the undersigned (“Lender’s Appraisal”), the undersigned will forthwith make one or more prepayments (or provide cash collateral) of this Note within thirty (30) days of written demand therefor, in each case such that the outstanding principal balance of the Loan shall not exceed the amount which is (i) 65% of the value of the Lender’s Appraisal plus (ii) the cash collateral. So long as no Event of Default has occurred hereunder, the appraisal mechanism set forth immediately above may not be exercised more than once every twelve (12) months. Any prepayment made pursuant to the terms of this paragraph VII shall not be subject to a prepayment fee; provided, however, if such prepayment is (i) made on a day that is not the last day of an Interest Period, shall be accompanied by the LIBOR Breakage Fee calculated with respect to the principal balance being prepaid, or, (ii) if the Loan is then accruing interest at the Fixed Rate, such prepayment shall be subject to payment of the Fixed Rate Prepayment Fee. Notwithstanding the foregoing, the undersigned may deposit with Lender cash in an amount equal to the difference between (a) the outstanding principal balance of the Loan and (b) the product of 65% multiplied by the appraised value of the Aircraft pursuant to the Lender’s Appraisal (such differential hereinafter referred to as the “LTV Shortfall”). The LTV Shortfall shall be deposited into an interest bearing cash collateral account maintained with Lender or, at Lender’s discretion, one of Lender’s affiliates.”

(d) Section VIII(C) of the Note entitled “Financial Covenants” is hereby amended and restated as follows:

“C. Financial Covenants. The undersigned agrees that, so long as any portion of the Loan shall remain outstanding, the aggregate “Capital Under Management” by the Loan Parties and their subsidiaries for OZ Master Fund, Ltd., OZ Europe Master Fund, Ltd., OZ Asia Master Fund, Ltd. and OZ Global Special Investments Master Fund, L.P. (collectively, the “Funds”) must exceed Seventeen Billion Dollars ($17,000,000,000.00), tested quarterly; provided, however, other funds may be added upon (i) thirty (30) days prior written notice to Lender of such change, (ii) delivery to Lender of the formation and organizational documents for such new entity along with such other documentation as Lender may reasonably request, and (iii) receipt by Lender of evidence of all applicable filings (if any) having been made with the SEC. To the extent that Lender determines that such financial tests and/or determinations are no longer available, Lender, in its sole discretion, shall select appropriate alternative financial tests and covenants, which alternative tests and covenants shall apply only following ninety (90) days’ prior written notice thereof to the undersigned.”

3. No Other Modifications. Except as expressly modified pursuant to this Modification, all of the other terms, covenants, conditions, agreements, obligations, stipulations and provisions of the Note and the Loan Documents (as defined in the Note) are and shall remain unchanged and continue in full force and effect and no other restructuring of any payment is intended by this Modification. In the event of any conflict or ambiguity between the terms, covenants and provisions of this Modification and those of the Note, the terms, covenants and provisions of this Modification shall control. All references in any Loan Document to the Note shall mean the Note as amended and modified by the Modification.

4. Representations.

(a) Joel Frank is a manager of the Borrower.

(b) The execution, delivery and performance by the Borrower of this Modification has been duly authorized by all necessary action.

(c) This Modification and the Note, as modified by this Modification, each constitutes the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms.

5. Binding When Signed. This Modification shall be binding and enforceable only if this Modification is executed and delivered by each of Borrower and Lender.

6. Successors and Assigns. This Modification shall be binding upon and inure to the benefit of Lender and Borrower and their respective successors, assigns, heirs and representatives.

7. Counterparts. This Modification may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

8. Governing Law. This Modification shall be governed by and construed in accordance with the laws of the State of New York.

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SIGNATURE FOLLOWS]

IN WITNESS WHEREOF, this Modification is executed by the Borrower and Lender on the date first written above

BORROWER:

57 AVIATION SERVICES, LLC, a Delaware limited liability company

By:	/s/ Joel Frank

	Name:	Joel Frank
	Title:	Manager

[SIGNATURE PAGE CONTINUES]

LENDER:

CITICORP USA, INC.

By:	/s/ Alla Weisberg

	Name:	Alla Weisberg
	Title:	Vice President

[SIGNATURE PAGE CONTINUES]

AGREED AND ACCEPTED BY:

GUARANTOR:

OZ MANAGEMENT LP,
a Delaware limited partnership

By:	Och-Ziff Holding Corporation, a Delaware corporation, its general partner

	By:	/s/ Joel Frank

		Name:	Joel Frank
		Title:	Chief Financial Officer

OZ ADVISORS LP, a Delaware limited partnership

By:	Och-Ziff Holding Corporation, a Delaware corporation, its general partner

	By:	/s/ Joel Frank

		Name:	Joel Frank
		Title:	Chief Financial Officer

OZ ADVISORS II LP, a Delaware limited partnership

By:	Och-Ziff Holding LLC, a Delaware limited liability company, its general partner

	By:	/s/ Joel Frank

		Name:	Joel Frank
		Title:	Chief Financial Officer